                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer (the "Offer") by the Corporation of shares of its Common stock, debt obligation and/or cash in exchange for all outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights, Pechiney OCEANEs and Pechiney ADSs (collectively, "Pechiney Securities") and any other schedule, report or other document required to be filed under the Act or under the Securities Exchange Act of 1934 in connection with the Offer; and

         WHEREAS, the undersigned is a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington and David L. McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, and any subsequent Registration Statement for the Offer which may be filed under Rule 462(b), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June 2003.

                                               Name: /s/ Roland Berger
                                                     ---------------------------
                                                     Director, Alcan Inc.

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer (the "Offer") by the Corporation of shares of its Common stock, debt obligation and/or cash in exchange for all outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights, Pechiney OCEANEs and Pechiney ADSs (collectively, "Pechiney Securities") and any other schedule, report or other document required to be filed under the Act or under the Securities Exchange Act of 1934 in connection with the Offer; and

         WHEREAS, the undersigned is a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington and David L. McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, and any subsequent Registration Statement for the Offer which may be filed under Rule 462(b), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June 2003.

                                               Name: /s/ Clarence J. Chandran
                                                     ---------------------------
                                                     Director, Alcan Inc.

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer (the "Offer") by the Corporation of shares of its Common stock, debt obligation and/or cash in exchange for all outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights, Pechiney OCEANEs and Pechiney ADSs (collectively, "Pechiney Securities") and any other schedule, report or other document required to be filed under the Act or under the Securities Exchange Act of 1934 in connection with the Offer; and

         WHEREAS, the undersigned is a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington and David L. McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, and any subsequent Registration Statement for the Offer which may be filed under Rule 462(b), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June 2003.

                                               Name: /s/ L. Denis Desautels
                                                     ---------------------------
                                                     Director, Alcan Inc.

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer (the "Offer") by the Corporation of shares of its Common stock, debt obligation and/or cash in exchange for all outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights, Pechiney OCEANEs and Pechiney ADSs (collectively, "Pechiney Securities") and any other schedule, report or other document required to be filed under the Act or under the Securities Exchange Act of 1934 in connection with the Offer; and

         WHEREAS, the undersigned is a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington and David L. McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, and any subsequent Registration Statement for the Offer which may be filed under Rule 462(b), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June 2003.

                                               Name: /s/ L. Yves Fortier
                                                     ---------------------------
                                                     Director, Alcan Inc.

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer (the "Offer") by the Corporation of shares of its Common stock, debt obligation and/or cash in exchange for all outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights, Pechiney OCEANEs and Pechiney ADSs (collectively, "Pechiney Securities") and any other schedule, report or other document required to be filed under the Act or under the Securities Exchange Act of 1934 in connection with the Offer; and

         WHEREAS, the undersigned is a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington and David L. McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, and any subsequent Registration Statement for the Offer which may be filed under Rule 462(b), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June 2003.

                                               Name: /s/ William R. Loomis, Jr.
                                                     ---------------------------
                                                     Director, Alcan Inc.

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer (the "Offer") by the Corporation of shares of its Common stock, debt obligation and/or cash in exchange for all outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights, Pechiney OCEANEs and Pechiney ADSs (collectively, "Pechiney Securities") and any other schedule, report or other document required to be filed under the Act or under the Securities Exchange Act of 1934 in connection with the Offer; and

         WHEREAS, the undersigned is a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington and David L. McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, and any subsequent Registration Statement for the Offer which may be filed under Rule 462(b), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June 2003.

                                               Name: /s/ J.E. Newall
                                                     ---------------------------
                                                     Director, Alcan Inc.

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer (the "Offer") by the Corporation of shares of its Common stock, debt obligation and/or cash in exchange for all outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights, Pechiney OCEANEs and Pechiney ADSs (collectively, "Pechiney Securities") and any other schedule, report or other document required to be filed under the Act or under the Securities Exchange Act of 1934 in connection with the Offer; and

         WHEREAS, the undersigned is a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington and David L. McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, and any subsequent Registration Statement for the Offer which may be filed under Rule 462(b), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June 2003.

                                               Name: /s/ Guy Saint-Pierre
                                                     ---------------------------
                                                     Director, Alcan Inc.

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer (the "Offer") by the Corporation of shares of its Common stock, debt obligation and/or cash in exchange for all outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights, Pechiney OCEANEs and Pechiney ADSs (collectively, "Pechiney Securities") and any other schedule, report or other document required to be filed under the Act or under the Securities Exchange Act of 1934 in connection with the Offer; and

         WHEREAS, the undersigned is a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington and David L. McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, and any subsequent Registration Statement for the Offer which may be filed under Rule 462(b), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June 2003.

                                               Name: /s/ Gerhard Schulmeyer
                                                     ---------------------------
                                                     Director, Alcan Inc.

                                POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

         WHEREAS, ALCAN INC., a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer (the "Offer") by the Corporation of shares of its Common stock, debt obligation and/or cash in exchange for all outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights, Pechiney OCEANEs and Pechiney ADSs (collectively, "Pechiney Securities") and any other schedule, report or other document required to be filed under the Act or under the Securities Exchange Act of 1934 in connection with the Offer; and

         WHEREAS, the undersigned is a Director of the Corporation as indicated below;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Roy Millington and David L. McAusland, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, and any subsequent Registration Statement for the Offer which may be filed under Rule 462(b), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June 2003.

                                               Name: /s/ Paul M. Tellier
                                                     ---------------------------
                                                     Director, Alcan Inc.